January 18, 2011
ROBIN S. YONIS
Vice President
General Counsel
Office: (949) 219-6767
Fax: (949) 719-0804
E-mail: Robin.Yonis@PacificLife.com
Via Electronic Transmission
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
RE: Pacific Select Fund
(File Nos. 33-13954, 811-05141)
Dear Sir or Madam:
On behalf of Pacific Select Fund (the “Fund”), attached for electronic filing is Post-Effective Amendment (“PEA”) No. 82 to the Fund’s Registration Statement on Form N-1A, which is filed in reliance on Rule 485(a) under the Securities Act of 1933. This PEA is filed for the purpose of: (1) changing the portfolio management firm for the Short Duration Bond and Large-Cap and International Value Portfolios, (2) changing one of the portfolio management firms for the Long/Short Portfolio, (3) adding the Inflation Protected and Portfolio Optimization Portfolios, and (4) reflecting different share classes for most portfolios (i.e., Class I shares with a 0.20% service fee and Class P shares without a service fee).
Information that was not available at the time of the filing, (e.g. other accounts managed, beneficial interests of Trustees and portfolio managers (if any), together with the financial information), will be added in a 485(b) filing prior to the effective date. We will also include updates to derivatives disclosures, as applicable, per the SEC’s July 30, 2010 letter to the ICI on Derivatives-Related Disclosures by Investment Companies in our 485(b) filing.
As the facing sheet indicates, this PEA is scheduled to become effective in 75 (seventy-five) days after filing. No fees are required in connection with this filing.
Please call me at the above number or Tony Zacharski at (860) 524-3937 with any questions or comments regarding the attached.
Sincerely,
cc: Anthony H Zacharski, Esq., Dechert LLP (w/attachment)